UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): June 19, 2007

Bakers Footwear Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 19, 2007, Bakers Footwear Group, Inc. (the “Company”) issued a press release (the “Press Release”) announcing financial results for the first quarter ended May 5, 2007. A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the Press Release contained herein is qualified in its entirety by the full text of such exhibit.

Also on June 19, 2007, certain members of the Company’s management team held a conference call to discuss earnings and operating results for the first quarter ended May 5, 2007. Excerpts from the conference call transcript are furnished as Exhibit 99.2 hereto and are incorporated by reference herein (the “Conference Call”).

The Press Release and the Conference Call include a reference to EBITDA, a non-GAAP financial measure as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization (EBITDA) as presented in the Company’s Statement of Operations. EBITDA should not be considered as an alternative to operating income or net income (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of our operating performance or to net cash provided by operating, investing and financing activities (as determined in accordance with GAAP) as a measure of our ability to meet cash needs. The Company believes that EBITDA is a measure commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation and amortization or non-operating factors (such as historical cost). This information has been disclosed in the Press Release and the Conference Call to permit a more complete comparative analysis of our operating performance relative to other companies. Because EBITDA is not calculated identically by all companies, our calculation may not be comparable to similarly titled measures of other companies. EBITDA also may not be comparable in all instances to other similar types of measures. The Press Release contains a reconciliation of this non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: June 25, 2007	By:	/s/ Lawrence L. Spanley, Jr.
Lawrence L. Spanley, Jr. Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1

Press release dated June 19, 2007 relating to results for the first quarter of fiscal year 2007 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on June 19, 2007).

99.2	Excerpts from transcript of conference call held on June 19, 2007.